SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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/ /	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified In Its Charter)

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if other than Registrant)

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Proxy statement

Putnam High Income Securities Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

January 4, 2010

A Message from Putnam Investments and the Board
of Trustees of the Putnam Funds

Dear Fellow Shareholder:

We are writing to ask for your vote on an important matter affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), voting via the Internet or by calling. We are asking for your vote on the following matter:

Fixing the number of Trustees at 14 and electing nominees for your fund’s Trustees.

Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders, and are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities. Consistent with the Investment Company Act and SEC rules, more than three-quarters of your fund’s Trustees currently are independent of the fund and Putnam Investments.

Please vote today

Your vote is important to us. Delaying your vote will increase fund expenses if further mailings are required. If you vote via the Internet or by telephone or complete your proxy card(s), your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card(s), your shares will be voted in accordance with the Trustees’ recommendation.

We appreciate your attention to this important matter. If you have questions about this proposal, please call a customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

Table of contents

Notice of Annual Meeting of Shareholders	4

Trustees’ Recommendation	5

The Proposal	6

Further Information About Voting and the Meeting	26

Fund Information	29

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on January 28, 2010.

The proxy statement is available at
https://www.proxyonline.com.

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Notice of Annual Meeting of Shareholders

To the Shareholders of:

PUTNAM HIGH INCOME SECURITIES FUND

PUTNAM MASTER INTERMEDIATE INCOME TRUST

PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposal will be voted on and the time and place of the meeting, in the event you attend in person.

The Annual Meeting of Shareholders of your fund will be held on January 28, 2010 at 11:00 a.m., Boston time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following proposal:

1.Fixing the number of Trustees at 14 and electing nominees for your fund’s Trustees.
See page 6.

By Judith Cohen, Clerk, and by the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman

Ravi Akhoury	Kenneth R. Leibler
Charles B. Curtis	Robert E. Patterson
Robert J. Darretta	George Putnam, III
Myra R. Drucker	Robert L. Reynolds
Paul L. Joskow	W. Thomas Stephens
Elizabeth T. Kennan	Richard B. Worley

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions via the Internet or by telephone or to mark, sign, date and mail the enclosed proxy card(s) in the postage-paid envelope provided.

January 4, 2010

Proxy Statement

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

Who is asking for your vote?

Your vote is being solicited by the Trustees of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust for use at the Annual Meeting of Shareholders of each fund to be held on January 28, 2010, and, if your fund’s meeting is adjourned, at any later meetings, for the purpose stated in the Notice of Annual Meeting of Shareholders (see page 4). The Notice of Annual Meeting of Shareholders, the enclosed proxy card(s) and this proxy statement are being mailed on or about January 4, 2010.

How do your fund’s Trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote

1. FOR fixing the number of Trustees at 14 and electing nominees for your fund’s Trustees.

Who is eligible to vote?

Shareholders of record at the close of business on November 16, 2009 (the “Record Date”) are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by a duly executed proxy will be voted in accordance with your instructions. If a duly executed proxy is submitted without filling in a vote on the proposal, your shares will be voted in accordance with the Trustees’ recommendation. If any other matters properly come before the meeting, your shares will be voted on such matters in accordance with the judgment of the persons designated on the enclosed proxy card(s).

Shareholders of each fund vote separately with respect to this proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposal

I. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended, the “1940 Act”) of your fund or of Putnam Investment Management, LLC, your fund’s investment manager (“Putnam Management”). Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

The Board of Trustees, based on the recommendation of the Board Policy and Nominating Committee, has fixed the number of Trustees of your fund at 14 and recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years and other information about the nominee’s professional background, including other directorships the nominee holds. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. As of November 30, 2009, there were 104 Putnam funds.

Independent Trustees

Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation Committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)
Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)
Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)
Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)
Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942)
Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945)
Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Interested Trustee

Robert L. Reynolds* (Born 1952)
Trustee since 2008 and President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd. and Fidelity Management Trust Company. He was

also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

* Nominee who is an “interested person” of each fund, Putnam Management and/or Putnam Retail Management Limited Partnership (“Putnam Retail Management”). Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund, Putnam Management and/ or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments and the President of the Putnam Funds.

All of the nominees, except for Messrs. Akhoury and Mr. Stephens, were elected by shareholders of each fund on January 29, 2009. Messrs. Akhoury and Stephens became Trustees of each fund by vote of the Board of Trustees on February 12, 2009 and May 14, 2009, respectively.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund. Each Trustee serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires or is removed, is deemed an “interested person” by virtue of his position as an officer of the fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Consistent with the 1940 Act and SEC rules, more than 75% of the trustees of your fund are Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Thirteen of the 14 nominees for election as Trustee are now, and would be, if elected, Independent Trustees.

Board committees. Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. Information about the fees billed to each fund by the fund’s independent auditors, as well as information about the Committee’s pre-approval policies relating to the work performed by the fund’s independent auditors, is included on pages 30–32 of this proxy statement. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent”, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the New York Stock Exchange. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at putnam.com/individual. The Committee currently consists of Messrs. Patterson (Chairperson), Darretta, Hill, Leibler, Stephens and Ms. Drucker.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interests of the funds’ shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of your fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for the next annual meeting” in the section “Further Information About Voting and the Meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act, as amended.

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a current copy of which is available at putnam.com/individual. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Patterson and Putnam.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan, Ms. Baxter and Messrs. Akhoury, Curtis, Putnam and Worley.

Communications, Service and Marketing Committee. The Communications, Service and Marketing Committee reviews the quality of services provided to shareholders and oversees the marketing and sale of Putnam fund shares by Putnam Retail Management. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management, as well as other communications sent to fund shareholders. The Committee also reviews periodic summaries of any correspondence to the Trustees from shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Curtis, Patterson, Stephens and Drs. Joskow and Kennan.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baxter (Chairperson), Drs. Joskow and Kennan and Messrs. Akhoury, Curtis, Putnam and Worley.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the Putnam funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Darretta, Hill, Leibler, Patterson and Stephens.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Darretta (Chairperson) and Putnam and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson) and Curtis. Investment Oversight Committee C currently consists of Messrs. Leibler (Chairperson) and Hill and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson) and Stephens and Dr. Joskow. Investment Oversight Committee E currently consists of Ms. Drucker (Chairperson) and Messrs. Patterson and Reynolds.

Investment Oversight Coordinating Committee. The Investment Oversight Coordinating Committee coordinates the work of the Investment Oversight Committees and works with representatives of Putnam Management to coordinate the Board’s general oversight of the investment performance of the Putnam funds. From time to time, as determined by the Chairman of the Board, the Committee may also review particular matters relating to fund investments and Putnam Management’s investment process. The Committee currently consists of Ms. Drucker (Chairperson) and Messrs. Akhoury, Darretta, Leibler and Worley.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by

Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Leibler (Chairperson), Darretta, Hill, Patterson, Stephens and Ms. Drucker.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in each fund and in all of the Putnam funds as of November 30, 2009. As a group, the Trustees owned shares of the Putnam funds valued at approximately $42 million as of November 30, 2009.

Putnam High Income Securities Fund

			Aggregate Dollar
	Dollar Range of Putnam	Shares of Putnam High	Range of Shares Held in
	High Income Securities	Income Securities Fund	All of the Putnam Funds
Name of Nominee	Fund Shares Owned	Beneficially Owned	Overseen by Trustee

Ravi Akhoury	$1-$10,000	100.000	Over $100,000

Jameson A. Baxter	$10,001-$50,000	1,987.014	Over $100,000

Charles B. Curtis	$1-$10,000	466.129	Over $100,000

Robert J. Darretta	$1-$10,000	100.000	Over $100,000

Myra R. Drucker	$1-$10,000	448.833	Over $100,000

John A. Hill	Over $100,000	99,626.587	Over $100,000

Paul L. Joskow	$1-$10,000	334.000	Over $100,000

Elizabeth T. Kennan	$1-$10,000	785.380	Over $100,000

Kenneth R. Leibler	$1-$10,000	100.000	Over $100,000

Robert E. Patterson	$1-$10,000	1,084.000	Over $100,000

George Putnam, III	$10,001-$50,000	1,670.000	Over $100,000

Robert L. Reynolds	$0	0.000	Over $100,000

W. Thomas Stephens	$1-$10,000	100.000	Over $100,000

Richard B. Worley	$1-$10,000	419.146	Over $100,000

As of November 30, 2009, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund on that date.

Putnam Master Intermediate Income Trust

	Dollar Range of Putnam	Shares of Putnam	Aggregate Dollar
	Master Intermediate	Master Intermediate	Range of Shares Held in
	Income Trust Shares	Income Trust	All of the Putnam Funds
Name of Nominee	Owned	Beneficially Owned	Overseen by Trustee

Ravi Akhoury	$1-$10,000	100.000	Over $100,000

Jameson A. Baxter	$1-$10,000	577.279	Over $100,000

Charles B. Curtis	$1-$10,000	143.525	Over $100,000

Robert J. Darretta	$1-$10,000	100.000	Over $100,000

Myra R. Drucker	$1-$10,000	135.727	Over $100,000

John A. Hill	$1-$10,000	310.661	Over $100,000

Paul L. Joskow	$1-$10,000	100.000	Over $100,000

Elizabeth T. Kennan	$1-$10,000	465.436	Over $100,000

Kenneth R. Leibler	$1-$10,000	100.000	Over $100,000

Robert E. Patterson	$1-$10,000	587.000	Over $100,000

George Putnam, III	$10,001-$50,000	2,178.000	Over $100,000

Robert L. Reynolds	$0	0.000	Over $100,000

W. Thomas Stephens	$1-$10,000	100.000	Over $100,000

Richard B. Worley	$1-$10,000	128.272	Over $100,000

As of November 30, 2009, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund on that date.

Putnam Premier Income Trust

			Aggregate Dollar
	Dollar Range of Putnam	Shares of Putnam	Range of Shares Held in
	Premier Income Trust	Premier Income Trust	All of the Putnam Funds
Name of Nominee	Shares Owned	Beneficially Owned	Overseen by Trustee

Ravi Akhoury	$1-$10,000	100.000	Over $100,000

Jameson A. Baxter	$1-$10,000	618.951	Over $100,000

Charles B. Curtis	$1-$10,000	292.650	Over $100,000

Robert J. Darretta	$1-$10,000	100.000	Over $100,000

Myra R. Drucker	$1-$10,000	271.296	Over $100,000

John A. Hill	$10,001-$50,000	2,602.360	Over $100,000

Paul L. Joskow	$1-$10,000	201.000	Over $100,000

Elizabeth T. Kennan	$1-$10,000	493.060	Over $100,000

Kenneth R. Leibler	$1-$10,000	100.000	Over $100,000

Robert E. Patterson	$1-$10,000	803.000	Over $100,000

George Putnam, III	$10,001-$50,000	2,505.000	Over $100,000

Robert L. Reynolds	$0	0.000	Over $100,000

W. Thomas Stephens	$1-$10,000	100.000	Over $100,000

Richard B. Worley	$1-$10,000	255.875	Over $100,000

As of November 30, 2009, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund on that date.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by carefully reviewing your fund’s investment performance on an individual basis with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by carefully reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by your fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of such communications to the Trustees.

How often do the Trustees meet?

The Trustees hold regular meetings each month (except August), usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail at least twice a year. The committees of the board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2008, the average Trustee participated in approximately 68 committee and board meetings.

The number of times each committee met during your fund’s last fiscal year is shown in the table below:

Putnam High Income Securities Fund

Fiscal year ended August 31, 2009

Audit and Compliance Committee	12

Board Policy and Nominating Committee	11

Brokerage Committee	7

Communications, Service and Marketing Committee	5

Contract Committee	17

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees:
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	3

Investment Oversight Coordinating Committee	13

Pricing Committee	10

* This committee was formed in May 2009.

Putnam Master Intermediate Income Trust
Fiscal year ended September 30, 2009

Audit and Compliance Committee	11

Board Policy and Nominating Committee	11

Brokerage Committee	6

Communications, Service and Marketing Committee	5

Contract Committee	16

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees:
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	4

Investment Oversight Coordinating Committee	12

Pricing Committee	9

* This committee was formed in May 2009.

Putnam Premier Income Trust
Fiscal year ended July 31, 2009

Audit and Compliance Committee	12

Board Policy and Nominating Committee	11

Brokerage Committee	7

Communications, Service and Marketing Committee	5

Contract Committee	16

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees:
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	3

Investment Oversight Coordinating Committee	13

Pricing Committee	10

* This committee was formed in May 2009.

Your fund does not have a policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. However, they were represented at the meeting by their independent staff and independent counsel.

What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustees’ meeting attended and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The tables on pages 24 and 25 includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by your fund for its most recent fiscal year and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2008.

Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee elected prior to 2004 who retires with at least five years of service as a Trustee of the Putnam funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee or his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

Putnam High Income Securities Fund
Fiscal year ended August 31, 2009

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Ravi Akhoury/2009(5)	$858	N/A	N/A	0

Jameson A. Baxter/1994(3)	1,702	$224	$110,500	$295,000

Charles B. Curtis/2001	1,601	164	113,900	280,000

Robert J. Darretta/2007	1,670	N/A	N/A	295,000

Myra R. Drucker/2004(3)	1,702	N/A	N/A	295,500

Charles E. Haldeman, Jr./2004(8)	N/A	N/A	N/A	N/A

John A. Hill/1985(3)(4)	1,937	375	161,700	393,439

Paul L. Joskow/1997(3)	1,667	147	113,400	290,000

Elizabeth T. Kennan/1992(3)	1,702	311	108,000	295,000

Kenneth R. Leibler/2006	1,702	N/A	N/A	295,000

Robert E. Patterson/1984	1,702	205	106,500	295,000

George Putnam, III/1984	1,702	177	130,300	295,000

Robert L. Reynolds/2008(6)	N/A	N/A	N/A	N/A

W. Thomas Stephens/1997(7)	188	268	107,100	72,500

Richard B. Worley/2004	1,702	N/A	N/A	295,000

Putnam Master Intermediate Income Trust
Fiscal year ended September 30, 2009

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Ravi Akhoury/2009(5)	$1,273	N/A	N/A	0

Jameson A. Baxter/1994(3)	2,331	$326	$110,500	$295,000

Charles B. Curtis/2001	2,206	239	113,900	280,000

Robert J. Darretta/2007	2,290	N/A	N/A	295,000

Myra R. Drucker/2004(3)	2,331	N/A	N/A	295,500

Charles E. Haldeman, Jr./2004(8)	N/A	N/A	N/A	N/A

John A. Hill/1985(3)(4)	2,675	543	161,700	393,439

Paul L. Joskow/1997(3)	2,288	214	113,400	290,000

Elizabeth T. Kennan/1992(3)	2,331	453	108,000	295,000

Kenneth R. Leibler/2006	2,331	N/A	N/A	295,000

Robert E. Patterson/1984	2,331	298	106,500	295,000

George Putnam, III/1984	2,331	257	130,300	295,000

Robert L. Reynolds/2008(6)	N/A	N/A	N/A	N/A

W. Thomas Stephens/1997(7)	353	391	107,100	72,500

Richard B. Worley/2004	2,331	N/A	N/A	295,000

Putnam Premier Income Trust
Fiscal year ended July 31, 2009

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Ravi Akhoury/2009(5)	$2,045	N/A	N/A	0

Jameson A. Baxter/1994(3)	3,510	$461	$110,500	$295,000

Charles B. Curtis/2001	3,339	338	113,900	280,000

Robert J. Darretta/2007	3,451	N/A	N/A	295,000

Myra R. Drucker/2004(3)	3,510	N/A	N/A	295,500

Charles E. Haldeman, Jr./2004(8)	N/A	N/A	N/A	N/A

John A. Hill/1985(3)(4)	4,059	769	161,700	393,439

Paul L. Joskow/1997(3)	3,451	303	113,400	290,000

Elizabeth T. Kennan/1992(3)	3,510	641	108,000	295,000

Kenneth R. Leibler/2006	3,510	N/A	N/A	295,000

Robert E. Patterson/1984	3,510	422	106,500	295,000

George Putnam, III/1984	3,510	365	130,300	295,000

Robert L. Reynolds/2008(6)	N/A	N/A	N/A	N/A

W. Thomas Stephens/1997(7)	655	527	107,100	72,500

Richard B. Worley/2004	3,510	N/A	N/A	295,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2008, there were 103 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service through June 25, 2008 as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates identified below, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

Putnam High Income Securities Fund (August 31, 2009)
Ms. Baxter – $2,751; Ms. Drucker – $708; Mr. Hill – $9,693; Dr. Joskow – $2,480; and
Dr. Kennan – $317.

Putnam Master Intermediate Income Trust (September 30, 2009)
Ms. Baxter – $6,436; Ms. Drucker – $1,657; Mr. Hill – $22,697; Dr. Joskow – $5,706; and
Dr. Kennan – $741.

Putnam Premier Income Trust (July 31, 2009)
Ms. Baxter – $8,880; Ms. Drucker – $2,286; Mr. Hill – $31,246; Dr. Joskow – $8,006; and
Dr. Kennan – $1,022.

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Reynolds was elected to the Board of Trustees of the Putnam funds on September 12, 2008.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, rejoined the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his rejoining the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

What is the voting requirement for electing Trustees?

If a quorum is present at the Annual Meeting, the fourteen nominees for election as Trustees who receive the greatest number of votes cast at the Annual Meeting will be elected Trustees of your fund.

Further Information About Voting and
the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposal. A majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have an effect on the outcome of such proposals.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s agreement and declaration of trust to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy card(s).

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts and would be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The funds have retained at their own expense The Altman Group, 60 East 42nd Street, New York, NY 10165, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $1,000.00 per fund, plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the funds.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the meeting and voting in person.

Date for receipt of shareholders’ proposals for the next annual meeting. It is currently anticipated that your fund’s next annual meeting of shareholders will be held in January 2011. The Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2010–2011 fiscal year. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before September 6, 2010. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. Shareholders who wish to make a proposal at the annual meeting for the 2010–2011 fiscal year — other than one that will be included in the fund’s proxy materials — should notify the fund no later than November 20, 2010. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2011 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than October 30, 2010 and no later than November 29, 2010.

Adjournment. If the quorum required for the proposal has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. Adjournments proposed may be for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Your fund pays the costs of any additional solicitation and of any adjourned session.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management, your fund’s investment manager and administrator, is owned through a series of holding companies by Putnam Investments, LLC (“Putnam Investments”). Putnam Investments is a holding company that, except for a minority stake owned by employees, is owned (through a series of holding companies) by Great-West Lifeco Inc., which is a financial services holding company with interests in the life insurance, retirement, savings, and reinsurance businesses. Its businesses have operations in Canada, the United States and Europe. Great-West Lifeco Inc. is a majority-owned subsidiary of Power Financial Corporation. Power Financial Corporation is a diversified management and holding company that has interests, directly or indirectly, in companies that are active in the financial services sector in Canada, the United States and Europe. It also has substantial holdings in a group of energy, water, waste services, specialty minerals and cement and building materials companies in Europe. Power Corporation of Canada, a diversified international management and holding company, owns a majority of the voting securities of Power Financial Corporation. The Hon. Paul Desmarais, Sr., through a group of holding companies that he controls, has voting control of Power Corporation of Canada.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba R3C 3A5. The address of Mr. Desmarais, Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3, Canada. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Limitation of Trustee liability. Your fund’s declaration of trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the declaration of trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm. As set forth in the table below, the Audit and Compliance Committee and the full Board of Trustees have selected KPMG LLP, 99 High Street, Boston, Massachusetts 02110, or PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as the independent registered public accounting firm for your fund’s current fiscal year. Representatives of KPMG LLP and PricewaterhouseCoopers LLP are expected to be present at the meeting of shareholders of the funds to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by its independent registered public accounting firm:

		Audit-Related
Fiscal year ended	Audit Fees	Fees	Tax Fees	All Other Fees

Putnam High Income Securities Fund
(PricewaterhouseCoopers)

August 31, 2009	$96,438	$—	$9,306	$—

August 31, 2008	$130,218	$—	$10,593	$—

Putnam Master Intermediate Income Trust
(KPMG LLP)

September 30, 2009	$87,993	$—	$5,800	$—

September 30, 2008	$89,000	$—	$6,000	$—

Putnam Premier Income Trust
(KPMG LLP)

July 31, 2009	$98,744	$ —	$5,800	$ —

July 31, 2008	$95,699	$—	$6,000	$ —

Audit Fees represents fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following table presents the amounts KPMG LLP or PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended

Putnam High Income Securities Fund
(PricewaterhouseCoopers)

August 31, 2009	$530,190

August 31, 2008	$88,831

Putnam Master Intermediate Income Trust
(KPMG LLP)

September 30, 2009	$5,800

September 30, 2008	$74,733

Putnam Premier Income Trust
(KPMG LLP)

July 31, 2009	$5,800

July 31, 2008	$74,733

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee has determined that, as a matter of policy, all work performed for your fund by the fund’s independent auditor will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of your fund’s independent auditor, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of your fund, all work performed by the independent auditor for the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

No fees for Putnam Master Intermediate Income Trust and Putnam Premier Income Trust were billed for each of the last two fiscal years by your fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

For Putnam High Income Securities Fund, tax fees totaling $485,847 and $15,000 for the fiscal years ended 2009 and 2008, respectively, were billed by your fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The Audit and Compliance Committee of your fund has submitted the following report:

The Audit and Compliance Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Compliance Committee has discussed with your fund’s independent auditor the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Compliance Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Compliance Committee has received the written disclosures and the letter from your fund’s independent auditor required by the SEC’s Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Compliance Committee various matters relating to the auditor’s independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Compliance Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund’s annual report to shareholders for the last fiscal year.

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name (year of birth), Office with	Year first elected	Business experience during past
the fund	to office	5 years

Charles E. Porter (Born 1938)*	1989	Executive Vice President, Principal
Executive Vice President, Principal		Executive Officer, Associate
Executive Officer, Associate Treasurer		Treasurer and Compliance Liaison,
and Compliance Liaison		The Putnam Funds.

Jonathan S. Horwitz (Born 1955)*	2004	Senior Vice President and Treasurer,
Senior Vice President and Treasurer		The Putnam Funds.

Steven D. Krichmar (Born 1958)	2002	Senior Managing Director,
Vice President and Principal Financial		Putnam Investments.
Officer

Janet C. Smith (Born 1965)	2006	Managing Director,
Vice President, Assistant Treasurer		Putnam Investments.
and Principal Accounting Officer

Susan G. Malloy (Born 1957)	2007	Managing Director,
Vice President and Assistant Treasurer		Putnam Investments.

Beth Mazor (Born 1958)	2002	Managing Director,
Vice President		Putnam Investments.

Robert R. Leveille (Born 1969)	2007	Managing Director,
Vice President and Chief Compliance		Putnam Investments.
Officer

Mark C. Trenchard (Born 1962)	2002	Managing Director,
Vice President and BSA Compliance		Putnam Investments.
Officer

Francis J. McNamara, III (Born 1955)	2004	Senior Managing Director, Putnam
Vice President and Chief Legal Officer		Investments, Putnam Management
		and Putnam Retail Management.

James P. Pappas (Born 1953)	2004	Managing Director, Putnam
Vice President		Investments and Putnam
		Management.

Judith Cohen (Born 1945)*	1993	Vice President, Clerk and Assistant
Vice President, Clerk and Assistant		Treasurer, The Putnam Funds.
Treasurer

Wanda M. McManus (Born 1947)*	1993	Vice President, Senior Associate
Vice President, Senior Associate		Treasurer and Assistant Clerk, The
Treasurer and Assistant Clerk		Putnam Funds.

Nancy E. Florek (Born 1957)*	2000	Vice President, Assistant Clerk,
Vice President, Assistant Clerk,		Assistant Treasurer and Proxy
Assistant Treasurer and Proxy		Manager, The Putnam Funds.
Manager

* Officers of each fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

33

Net assets of your fund as of November 30, 2009

Putnam High Income Securities Fund	$129,922,805

Putnam Master Intermediate Income Trust	$394,174,007

Putnam Premier Income Trust	$883,635,576

Shares of your fund outstanding as of November 16, 2009

Putnam High Income Securities Fund

Common shares	17,275,326.452

Putnam Master Intermediate Income Trust

Common shares	64,637,783.314

Putnam Premier Income Trust

Common shares	140,174,621.853

5% Beneficial Ownership. As of November 30, 2009, to the knowledge of the fund, no person owned beneficially or of record 5% or more of any class of shares of the fund, except as follows:

Putnam High Income Securities Fund

Cede & Company*
20 Bowling Green	16,129,575 common shares
New York, NY 10004-1408	(94.09% of outstanding common shares)

Putnam Master Intermediate Income Trust

Cede & Company*
20 Bowling Green	61,095,271 common shares
New York, NY 10004-1408	(94.52% of outstanding common shares)

Putnam Premier Income Trust

Cede & Company*
20 Bowling Green	130,796,674 common shares
New York, NY 10004-1408	(93.31% of outstanding common shares)

* Believed to hold shares only as nominee.

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The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581	259439 12/09

VOTING CONTROL #: 123456789123	CHECK DIGIT ID: 12345

 Internet: Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box to the left at the time you execute your vote.

 Touchtone Phone: Simply dial toll-free 1-866-437-4714 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PUTNAM HIGH INCOME SECURITIES FUND

By signing below, you, as a holder of common shares of Putnam High Income Securities Fund, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam High Income Securities Fund. The meeting will take place on January 28, 2010 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy card, or do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposal	Please vote by filling in the appropriate box below.

To vote on the proposal as the Trustees recommend, mark this box. (No other vote is necessary.) ▫

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1.  Fixing the number of Trustees at 14 and electing nominees for your fund’s Trustees.

1) Ravi Akhoury	6) John A. Hill	11) George Putnam, III	FOR ALL	WITHHOLD ALL	FOR ALL
2) Jameson A. Baxter	7) Paul L. Joskow	12) Robert L. Reynolds			EXCEPT
3) Charles B. Curtis	8) Elizabeth T. Kennan	13) W. Thomas Stephens	▫	▫	▫
4) Robert J.Darretta	9) Kenneth R. Leibler	14) Richard B. Worley
5) Myra R. Drucker	10) Robert E. Patterson

To withhold authority to vote for one or more of the nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the nominee(s) below:

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 28, 2010.
The proxy statement for this meeting is available at: www.proxyonline.com

If you have any questions on this proposal, please call 1-800-225-1581.		Please sign and date the other side of this card.

Cusip: 123456789	Barcode	TAG ID: 12345678

VOTING CONTROL #: 123456789123	CHECK DIGIT ID: 12345

 Internet: Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box to the left at the time you execute your vote.

 Touchtone Phone: Simply dial toll-free 1-866-437-4714 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on January 28, 2010 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy card, or do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposal	Please vote by filling in the appropriate box below.

To vote on the proposal as the Trustees recommend, mark this box. (No other vote is necessary.) ▫

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1. Fixing the number of Trustees at 14 and electing nominees for your fund’s Trustees.

1) Ravi Akhoury	6) John A. Hill	11) George Putnam, III	FOR ALL	WITHHOLD ALL	FOR ALL
2) Jameson A. Baxter	7) Paul L. Joskow	12) Robert L. Reynolds			EXCEPT
3) Charles B. Curtis	8) Elizabeth T. Kennan	13) W. Thomas Stephens	▫	▫	▫
4) Robert J.Darretta	9) Kenneth R. Leibler	14) Richard B. Worley
5) Myra R. Drucker	10) Robert E. Patterson

To withhold authority to vote for one or more of the nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the nominee(s) below:

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 28, 2010.
The proxy statement for this meeting is available at: www.proxyonline.com

If you have any questions on this proposal, please call 1-800-225-1581.		Please sign and date the other side of this card.

Cusip: 123456789	Barcode	TAG ID: 12345678

VOTING CONTROL #: 123456789123	CHECK DIGIT ID: 12345

 Internet: Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box to the left at the time you execute your vote.

 Touchtone Phone: Simply dial toll-free 1-866-437-4714 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PUTNAM PREMIER INCOME TRUST

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Premier Income Trust. The meeting will take place on January 28, 2010 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy card, or do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposal	Please vote by filling in the appropriate box below.

To vote on the proposal as the Trustees recommend, mark this box. (No other vote is necessary.) ▫

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1. Fixing the number of Trustees at 14 and electing nominees for your fund’s Trustees.

1) Ravi Akhoury	6) John A. Hill	11) George Putnam, III	FOR ALL	WITHHOLD ALL	FOR ALL
2) Jameson A. Baxter	7) Paul L. Joskow	12) Robert L. Reynolds			EXCEPT
3) Charles B. Curtis	8) Elizabeth T. Kennan	13) W. Thomas Stephens	▫	▫	▫
4) Robert J.Darretta	9) Kenneth R. Leibler	14) Richard B. Worley
5) Myra R. Drucker	10) Robert E. Patterson

To withhold authority to vote for one or more of the nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of the nominee(s) below:

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 28, 2010.
The proxy statement for this meeting is available at: www.proxyonline.com

If you have any questions on this proposal, please call 1-800-225-1581.		Please sign and date the other side of this card.

Cusip: 123456789	Barcode	TAG ID: 12345678